Exhibit 99.2

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

July 31, 2005 and September 30, 2004

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors
Steam Press Holdings, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Steam Press Holdings, Inc. and Subsidiary (the “Company”) as of July 31, 2005 and the related consolidated statements of operations and accumulated deficit and cash flows for the ten months ended July 31, 2005 and the year ended September 30, 2004. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Steam Press Holdings, Inc. and Subsidiary as of July 31, 2005, and the results of their operations and their cash flows for the ten months ended July 31, 2005 and the year ended September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

On August 9, 2005, the Company was acquired by U.S. Dry Cleaning Corporation, which completed a reverse merger transaction with a publicly traded “shell” company on December 30, 2005.

/s/ SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

March 6, 2007
Newport Beach, California

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
July 31, 2005

ASSETS

Current Assets
Cash	$5,479
Accounts receivable, net	391,081
Prepaid expenses and other current assets	143,509
Total current assets	540,069

Property and Equipment, net	388,990
Deposits	58,794

Total assets	$987,853

LIABILITIES AND STOCKHOLDER’S DEFICIT

Current Liabilities
Accounts payable and accrued liabilities	$739,872
Accrued interest	286,113
Capital lease obligation	87,665
Notes payable	2,231,417
Advances payable	606,823
Total current liabilities	3,951,890

Capital Lease Obligation, net of current portion	175,973
Notes Payable, net of current portion	324,929
Total liabilities	4,452,792

Commitments and Contingencies

Stockholder’s Deficit
Common stock; par value $0.20 per share; 500,000 shares authorized; 5,000 shares issued and outstanding	1,000
Accumulated deficit	(3,465,939)
Total stockholder’s deficit	(3,464,939)

Total liabilities and stockholder’s deficit	$987,853

The accompanying notes are an integral part of these consolidated financial statements.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS AND
ACCUMULATED DEFICIT
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

	Ten Months Ended July 31, 2005	Year Ended September 30, 2004

Net Sales	$4,492,368	$5,567,264

Cost of Sales	(2,164,745)	(2,876,720)

Gross Profit	2,327,623	2,690,544

Selling, General and Administrative	704,676	706,220
Operating Expenses	1,370,269	1,691,584

Operating Income	252,678	292,740

Other Income (Expense)	25,431	(315)
Interest Expense	(164,270)	(200,406)

Net Income	113,839	92,019

Accumulated Deficit - beginning of period	(3,579,778)	(3,671,797)

Accumulated Deficit - end of period	$(3,465,939)	$(3,579,778)

Basic and diluted loss per common share	$113.84	$92.02

Basic and diluted weighted average number of common shares outstanding	1,000	1,000

The accompanying notes are an integral part of these consolidated financial statements.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

	Ten Months Ended July 31, 2005	Year Ended September 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$113,839	$92,019
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	120,470	152,171
Provision for bad debt	(11,561)	3,511
Changes in operating assets and liabilities:
Accounts receivable	(882)	(5,627)
Prepaid expenses and other current assets	(49,787)	(13,897)
Deposits	(191)	5,327
Accounts payable and accrued liabilities	(494,402)	(50,271)
Accrued interest	40,246	46,345
Net cash (used in) provided by operating activities	(282,268)	229,578

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(8,181)	(26,854)
Net cash used in investing activities	(8,181)	(26,854)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes payable	115,643	66,191
Principal payments on notes payable	(350,048)	(145,219)
Principal payments on capital lease obligation	(91,452)	(124,213)
Advances payable	606,823	-
Net cash provided by (used in) financing activities	280,966	(203,241)

NET DECREASE IN CASH	(9,483)	(517)

CASH - beginning of period	14,962	15,479

CASH - end of period	$5,479	$14,962

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for interest	$164,000	$200,000

NONCASH INVESTING AND FINANCING ACTIVITIES

Capital lease additions	$90,300	$173,288

The accompanying notes are an integral part of these consolidated financial statements.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

1.  ORGANIZATION AND MERGER

Steam Press Holdings, Inc. (“Steam Press”) is a holding company for its wholly-owned subsidiary Enivel, Inc. (“Enivel”), which was founded in 1902 and does business as Young Laundry & Dry Cleaning. Enivel operates laundry and dry cleaning retail stores in addition to commercial hotel laundry and dry cleaning services for hotel guests and staff. Enivel operates in the Honolulu, Hawaii area. Steam Press was acquired by U.S. Dry Cleaning Corporation (“USDC”) on August 9, 2005. USDC completed a “public shell” reverse merger transaction on December 30, 2005. Steam Press and Enivel are hereinafter collectively referred to as the “Company.”

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s consolidated financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management, among others, are the realization of long lived assets, the allowance for doubtful accounts, deferred taxes and the related valuation allowance. Actual results could differ from those estimates.

Principles of Consolidation

The accompanying consolidated financial statements of the Company include the accounts of Steam Press and its wholly-owned subsidiary Enivel. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentrations of Credit Risk

The Company currently maintains substantially all of its day-to-day operating cash with several major financial institutions. At times, cash balances may be in excess of amounts insured by the Federal Deposit Insurance Corporation.

The Company’s accounts receivable result primarily from laundry and dry cleaning services rendered to hotels and other commercial customers. The Company extends credit to its commercial customers based upon evaluation of each customer’s financial condition and credit history. The Company generally does not require collateral from commercial customers.

Trade Accounts Receivable

The Company records trade accounts receivable when its customers are invoiced for products delivered and/or services provided. Other accounting policies governing accounts receivables are as follows:

•
Trade accounts receivable are determined to be delinquent based on how recently payments have been received, the customer’s long-term payment history, the Company’s relationship with the customer, and similar factors.

•	Trade accounts receivable are written off as uncollectible based on management’s judgment, considering various factors such as those noted above and the results of recent collection efforts.

Allowance for Doubtful Accounts Receivable

The Company performs periodic reviews of collectability and provides an allowance for doubtful accounts receivable as management deems necessary. Management considers historical and industry trends in establishing such allowance. The allowance approximated $27,000 at July 31, 2005.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are stated at cost. Major renewals and improvements are capitalized, while replacements, maintenance and repairs which do not significantly extend the useful life of the asset are expensed as incurred. Depreciation is provided over the estimated useful lives of the assets, which range from three to seven years, using accelerated methods. Amortization of equipment under capital leases is provided for using the straight-line method over the lease term or the estimated useful life of the underlying asset, whichever is shorter. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the improvements or the remaining lease term.

Long-Lived Assets

The Company follows Statement of Financial Accounting Standards “SFAS” No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. If the cost basis of a long-lived asset is greater than the projected future undiscounted cash flows from such asset, an impairment loss is recognized. Impairment losses are calculated as the difference between the cost basis of an asset and its estimated fair value.  During the reporting periods presented, management has determined that no impairment was necessary. There can be no assurance, however, that market conditions will not change which could result in impairment of long-lived assets in the future.

Revenue Recognition

The Company recognizes revenue on retail laundry and dry cleaning services when the services have been provided and the earnings process is complete. Therefore, when an order is complete and ready for the customer to pick-up, the sale and related account receivable are recorded. The Company recognizes revenue on its commercial hotel laundry and dry cleaning services in the same manner. Generally, the Company cleans garments the same day they are dropped off. With respect to retail operations, the customer’s garments serve as collateral for the related receivable. The commercial related receivables generally have no collateral since the Company returns hotel guests’ garments to the hotel and then bills the hotel under the terms of their respective contracts.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

The Company expenses the cost of advertising when incurred. Advertising costs for the ten months ended July 31, 2005 and the year ended September 30, 2004, approximated $69,000 and $46,000, respectively, which are included in selling, general and administrative expenses in the accompanying statements of operations and accumulated deficit.

Segments of Business

The Company operates in one segment, that being the laundry and dry cleaning business.

Earnings per Share

Under SFAS No. 128, Earnings per Share, basic loss per common share is computed by dividing income available to common shareholders by the weighted-average number of common shares assumed to be outstanding during the period of computation. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. During the ten months ended July 31, 2005 and the year ended September 30, 2004 there were no potential common shares.

Income Taxes

The Company files a consolidated income tax return. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Fair Value of Other Financial Instruments

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires the disclosure of the fair value, if reasonably obtainable, of the Company’s financial instruments. Management believes that the carrying amounts of the Company’s significant financial instruments including cash, accounts receivable, accounts payable and accrued liabilities and notes payable approximate their estimated fair value at July 31, 2005 based on their relatively short term nature and/or the fact that notes payable bear market interest rates.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Other Financial Instruments (continued)

In the opinion of management, the fair value of due to related party cannot be estimated without incurring excessive costs; for that reason, the Company has not provided such disclosure.

Risks and Uncertainties

The Company operates in an industry that is subject to intense competition. The Company faces risks and uncertainties relating to its ability to successfully implement its business strategy. Among other things, these risks include the ability to develop and sustain revenue growth; managing the expansion of its operations; competition; attracting and retaining qualified personnel; maintaining and developing new strategic relationships; and the ability to anticipate and adapt to the changing markets and any changes in government or environmental regulations. Therefore, the Company is subject to the risks of delays and potential business failure.

The dry cleaning industry has been a target for environmental regulation during the past two decades due to the use of certain solvents in the cleaning process. For example, in 2002, air quality officials in Southern California approved a gradual phase out of Perchloroethylene (“Perc”), the most common dry cleaning solvent, by 2020. Under this regulation, which went into effect January 1, 2003, any new dry cleaning business or facility that adds a machine must also add a non-Perc machine. While existing dry cleaners can continue to operate one Perc machine until 2020, by November 2007 all dry cleaners using Perc must utilize state-of-the-art pollution controls to reduce Perc emissions. The Company believes that it is successfully integrating the new dry cleaning processes.

Management feels that domestic media have generally sensationalized the perceived hazards of Perc to operators, clients and the environment in general. Perc is a volatile, yet non-flammable, substance that requires precautions and proper handling. However, it has proven safe, effective and completely manageable for years and the Company anticipates that its centralized operations and improvements in all facets of the business will further improve the safety for employees, clients and the environment. The Company will continue to utilize Perc where permitted on a limited interim basis to assure an orderly transition. To the extent that additional investment for environmental compliance may be necessary, the Company does not anticipate any significant financial impact. The Company believes that it complies in all material respects with all relevant rules and regulations pertaining to the use of chemical agents.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks and Uncertainties (continued)

In the opinion of management, the Company complies in all material respects with all known federal, state, and local legislation pertaining to the use of all chemical agents and will endeavor to ensure that the entire organization proactively remains in compliance with all such statutes and regulations in the future.

3.  PROPERTY AND EQUIPMENT

Property and equipment approximated the following at July 31, 2005:

Delivery equipment and other vehicles	$268,000
Office furniture and equipment	68,000
Store furniture and equipment	948,000
Uniforms	264,000
Machinery and equipment	1,823,000
Leasehold improvements	415,000
3,786,000
Less accumulated depreciation and amortization	(3,397,000)

$389,000

Approximately $679,000 of gross property and equipment has been accounted for as capital leases and the related accumulated amortization approximated $455,000 at July 31, 2005. Amortization of property and equipment accounted for as capital leases approximated $79,000 and $75,000 during the ten months ended July 31, 2005 and the year ended September 30, 2004, respectively. See Note 6 for additional information.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

4.  NOTES PAYABLE

As of July 31, 2005, notes payable approximated the following:

Note payable to bank, collateralized by Enivel’s bank accounts, receivables, certain equipment, contract rights, and insurancee policies, payable in monthly installments of principal and interest of $6,842, bearing annual interest at 10.5%, maturing on November 1, 2007.	$156,000
Note payable to a bank, collateralized by substantially all assets of Enivel, payable in monthly installments of principal and interest of $8,502, bearing annual interest at 6.5%, maturing on April 1, 2007.	144,000
Note payable to bank, collateralized by substantially all assets of Enivel, payable in monthly installments of $2,863, bearing annual interest at 9.2%, maturing on July 22, 2008.	101,000
Note payable to bank, collateralized by substantially all assets of Enivel, payable in monthly installments of principal and interest of $1,875, bearing annual interest at 8%, maturing on December 20, 2007.	48,000
Note payable to vendor, collateralized by substantially all assets of Enivel, payable in monthly installments of principal and interest of $5,088, bearing interest at 7.5%, maturing on July 15, 2008.	160,000
Note payable to vendor, collateralized by a Company vehicle, payable in monthly installments of $381, bearing no interest, maturing on September 25, 2009.	16,000
Note payable to a third party, collateralized by Enivel’s bank accounts, receivables, certain equipment, contract rights, and insurance policies, payable in monthly installments of $513, bearing annual interest at 4.9%, maturing on August 24, 2009.	24,000
Notes payable to certain individuals, payable in monthly principal and interest installments of approximately $11,000, bearing annual interest at 4.51%, and originally maturing through 2033. On August 4, 2005, such notes were exchanged for 2,880 shares of common stock of Steam Press in a debt exchange transaction, whereby such common shares were also exchanged for 693,750 shares of preferred stock of USDC in the merger transaction discussed in Note 1.	1,907,000

Total notes payable	2,556,000
Less current portion	2,231,000

$325,000

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

4.  NOTES PAYABLE (continued)

Future minimum principal payments due on notes payable for the years ending September 30 approximate the following:

2006	$2,231,000
2007	234,000
2008	63,000
2009	28,000

$2,556,000

5.  INCOME TAXES

The Company had gross deferred tax assets of approximately $1,000,000 at July 31, 2005 and September 30, 2004, primarily related to tax net operating loss carryforwards and depreciation.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management has established a 100% valuation allowance on net deferred tax assets at July 31, 2005 and September 30, 2004. There was no significant change in the valuation allowance for the ten months ended July 31, 2005 and the year ended September 30, 2004.

The Company had approximately $2,000,000 and $2,100,000 of federal and state tax net operating loss carryforwards (“NOLs”), respectively, at July 31, 2005, expiring at various dates through 2023.

The Company did not record any current or deferred income tax expense for the ten months ended July 31, 2005 and the year ended September 30, 2004 due to its NOLs and 100% deferred tax asset valuation allowance. The Company’s deferred income tax assets and liabilities result principally from net operating losses and depreciation.

The provision for income taxes differs from that which would result from applying the federal statutory tax rate to pre-tax income due principally to recording a full valuation allowance.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

5.  INCOME TAXES (continued)

The utilization of some or all of the Company’s net operating losses could be restricted now or in the future by a significant change in ownership as defined under the provisions of Section 382 of the Internal Revenue Code of 1986, as amended.

6.  COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its facilities under a non-cancelable operating lease extending through 2010. Future minimum payments under such operating leases for the years ending September 30 approximate the following:

2006	$455,000
2007	429,000
2008	377,000
2009	300,000
2010	284,000

$1,845,000

Rent expense approximated $614,000 and $521,000 for the ten months ended July 31, 2005 and the year ended September 30, 2004, respectively.

The Company also leases certain equipment under capital lease obligations extending through 2009. The future minimum payments under the capital lease obligations for the years ending September 30 approximate the following:

2006	$133,000
2007	77,000
2008	53,000
2009	30,000
293,000
Less imputed interest	(29,000)

$264,000

Legal Matters

From time to time, the Company may be involved in various claims, lawsuits, or disputes with third parties incidental to the normal operations of the business. The Company is not currently involved in any such litigation.

STEAM PRESS HOLDINGS, INC. AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS
For the Ten Months Ended July 31, 2005 and
the Year Ended September 30, 2004

7.  ADVANCES PAYABLE

At July 31, 2005, the Company had advances due to USDC. Such advances are due on demand, bear no interest and are unsecured.

8.  EMPLOYEE BENEFIT PLAN

The Company sponsors a 401(k) plan for all employees with at least one year of service. The Company does not match any employee contributions and made no discretionary contributions during the ten months ended July 31, 2005 and the year ended September 30, 2004.